Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1

Dated as of June 30, 2023

to

CREDIT AGREEMENT

Dated as of May 31, 2022

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of June 30, 2023 by and among The Gorman-Rupp Company (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of May 31, 2022 by and among the Borrower, the subsidiaries of the Borrower from time to time party thereto as Subsidiary Guarantors, the Lenders from time to time party thereto and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Amended Credit Agreement (as defined below).

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to make certain amendments to the Existing Credit Agreement; and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.    Amendments to the Existing Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows (the “Amended Credit Agreement”):

(a)    Section 6.12(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(c)         Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio, as of the last day of any Test Period to be less than the ratio set forth below in respect of the last day of each Test Period ending on the day set forth below:

Fiscal Quarters Ending	Minimum Fixed Charge Coverage Ratio
June 30, 2022 through and including March 31, 2023	1.20 to 1.00
June 30, 2023 through and including June 30, 2024	1.00 to 1.00
September 30, 2024 through and including December 31, 2024	1.10 to 1.00
March 31, 2025 and as of the last day of each Test Period ending thereafter	1.20 to 1.00”

2.    Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the satisfaction of the following conditions precedent:

(a)    the Administrative Agent (or its counsel) shall have received executed counterparts of this Amendment signed by or on behalf of the Borrower, the Required Lenders and the Administrative Agent (which, subject to Section 9.06(b) of the Amended Credit Agreement, may include any Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page); and

(b)    the Lenders and the Administrative Agent shall have received all fees required to be paid, including all fees required under that certain Amendment Fee Letter, dated as of the Amendment No. 1 Effective Date, by and between the Borrower and the Administrative Agent, and all expenses required to be reimbursed for which invoices have been presented (including the fees and expenses of legal counsel to the Administrative Agent) on or prior to the Amendment No. 1 Effective Date.

3.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)    This Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) the representations and warranties of the Loan Parties set forth in the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (or in all respects in the case of any representation and warranty qualified by materiality or Material Adverse Effect) with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects (or in all respects in the case of any representation and warranty qualified by materiality or Material Adverse Effect) only as of such specified date).

4.    Reference to and Effect on the Existing Credit Agreement.

(a)    Upon the effectiveness hereof, each reference to the Existing Credit Agreement in the Existing Credit Agreement or any other Loan Document shall mean and be a reference to the Amended Credit Agreement.

(b)    The Borrower hereby (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish its obligations arising under or pursuant to the Loan Documents to which it is a party, (ii) reaffirms all of its obligations under the Existing Credit Agreement and the other Loan Documents to which it is a party and (iii) acknowledges and agrees that the Existing Credit Agreement and each other Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

2

(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Existing Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)    This Amendment is a Loan Document.

5.    Governing Law. This Amendment shall be governed by and construed in accordance with and governed by the law of the State of New York. The parties hereto agree that provisions of Sections 9.09 and 9.10 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis.

6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided, that, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature, and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.

8.    No Novation. Neither the execution, delivery and acceptance of this Amendment nor any of the terms, covenants, conditions or other provisions set forth herein are intended, nor shall they be deemed or construed, to effect a novation of any liens or Obligations under the Existing Credit Agreement or to pay, extinguish, release, satisfy or discharge (a) the Obligations under the Existing Credit Agreement, (b) the liability of any Loan Party under the Existing Credit Agreement or the other Loan Documents executed and delivered in connection therewith or any Obligations or other obligations evidenced thereby, or (c) any mortgages, deeds of trust, liens, security interests or contractual or legal rights securing all or any part of such Obligations.

3

9.    Reaffirmation. Except as expressly modified by this Amendment, all of the terms, provisions and conditions of the Existing Credit Agreement, as heretofore amended, shall remain unchanged and in full force and effect. Each Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Existing Credit Agreement and each other Loan Document to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted liens on or security interests in any of its property pursuant to any Loan Documents as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. This Amendment shall not constitute a course of dealing with the Administrative Agent or any Lender at variance with the Existing Credit Agreement or the other Loan Documents such as to require further notice by such Person to require strict compliance with the terms of the Existing Credit Agreement and the other Loan Documents in the future.

[Signature Pages Follow]

4

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

THE GORMAN-RUPP COMPANY, as the Borrower By:____________________________________ Name: Title:

Signature Page to Amendment No. 1 to Credit Agreement

The Gorman-Rupp Company

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent By:_______________________________________ Name: Title:

Signature Page to Amendment No. 1 to Credit Agreement

The Gorman-Rupp Company

BANK OF AMERICA, N.A., as a Lender By:_____________________________ Name:___________________________ Title:____________________________

Signature Page to Amendment No. 1 to Credit Agreement

The Gorman-Rupp Company

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By:_____________________________ Name:___________________________ Title:____________________________

Signature Page to Amendment No. 1 to Credit Agreement

The Gorman-Rupp Company

FIFTH THIRD BANK, as a Lender By:_____________________________ Name:___________________________ Title:____________________________

Signature Page to Amendment No. 1 to Credit Agreement

The Gorman-Rupp Company

PNC BANK, NATIONAL ASSOCIATION, as a Lender By:_____________________________ Name:___________________________ Title:____________________________

Signature Page to Amendment No. 1 to Credit Agreement

The Gorman-Rupp Company

HUNTINGTON NATIONAL BANK, as a Lender By:_____________________________ Name:___________________________ Title:____________________________

Signature Page to Amendment No. 1 to Credit Agreement

The Gorman-Rupp Company

U.S. BANK NATIONAL ASSOCIATION, as a Lender By:_____________________________ Name:___________________________ Title:____________________________

Signature Page to Amendment No. 1 to Credit Agreement

The Gorman-Rupp Company

BMO HARRIS BANK, as a Lender By:_____________________________ Name:___________________________ Title:____________________________

Signature Page to Amendment No. 1 to Credit Agreement

The Gorman-Rupp Company

CAPITAL ONE, N.A., as a Lender By:_____________________________ Name:___________________________ Title:____________________________

Signature Page to Amendment No. 1 to Credit Agreement

The Gorman-Rupp Company

CITIBANK, N.A., as a Lender By:_____________________________ Name:___________________________ Title:____________________________

Signature Page to Amendment No. 1 to Credit Agreement

The Gorman-Rupp Company

CITY NATIONAL BANK, as a Lender By:_____________________________ Name:___________________________ Title:____________________________

Signature Page to Amendment No. 1 to Credit Agreement

The Gorman-Rupp Company

FIRST NATIONAL BANK, as a Lender By:_____________________________ Name:___________________________ Title:____________________________

Signature Page to Amendment No. 1 to Credit Agreement

The Gorman-Rupp Company

TRISTATE CAPITAL BANK, as a Lender By:_____________________________ Name:___________________________ Title:____________________________

Signature Page to Amendment No. 1 to Credit Agreement

The Gorman-Rupp Company